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Exhibit 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the use in Registration Statement No. 333-66484 of Entech Solar, Inc. (formerly WorldWater & Solar Technologies Corp.) and Subsidiaries on Form S-8 of our report dated March 16, 2009, appearing in the 2008 Annual Report on Form 10-K of Entech Solar, Inc. and Subsidiaries.

Edison, New Jersey
March 16, 2009

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  Exhibit 23
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM